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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D C 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event report): September 30, 1999



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                   333-59731
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                            (commission file number)


                                  33-0862379
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                    (I..R.S. employer identification number)


                             10089 Willow Creek Road
                           San Diego, California 92131
                                 (858) 530-9394
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  (address and telephone number of registrant's principal executive offices)
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Item 5.   Other Events

     (a)  Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

     Exhibit No.              Description

     * 4. Pooling and Servicing Agreement, dated as of September 1, 1999, between Greenpoint Credit, LLC, as Contract Seller and Servicer and The First National Bank of Chicago as Trustee.

     99.               Monthly Investor Servicing Report.



     * Filed previously with the commission on September 30 1999 as an exhibit to a report on Form 8-K.








     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                GREENPOINT CREDIT

                                BY:      /s/  Charles O. Ryan
                                   -----------------------------
                                   Name:     Charles O. Ryan
                                   Title:    Vice President

                                   Dated:    October 18, 1999
                                             San Diego, California